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                                                                   EXHIBIT 10.25

                                Form of Convertible Subordinated Promissory Note


NEITHER THIS NOTE NOR ANY SECURITIES WHICH MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR OTHERWISE QUALIFIED UNDER ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY SUCH SECURITIES MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND REGISTRATION OR OTHER QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR OTHER QUALIFICATION IS NOT REQUIRED.



                                 DOVEBID, INC.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$1,375,500                                                         March 2, 2000

          DoveBid, Inc., a Delaware corporation (the "Company"), with offices at 1241 East Hillsdale Blvd., Foster City, CA 94404, for value received, promises to pay to the order of Philip Pollack ("Payee") at such address as Payee may designate, One Million Three Hundred and Seventy Five Thousand Dollars and No Cents ($1,375,000), plus simple interest thereon calculated from the date hereof until paid at an annual rate equal to the minimum rate established pursuant to
Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the date hereof, compounded annually. Principal and accrued interest will be due and payable in lawful money of the United States in full on the three year anniversary of the date of this Note (the "Maturity Date"), unless this Note shall have been previously converted pursuant to Section 2 below, in which case all outstanding principal under this Note and all accrued interest thereon shall be satisfied in full by virtue of such conversion and the issuance and delivery of fully paid and non-assessable shares of Conversion Stock to the holder of this Note as set forth in Section 2 below. Payments by the Company shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder.

          The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

          1.  Definitions.  As used in this Note, the following terms, unless
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the context otherwise requires, have the following meanings:
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          1.1  "Company" includes any corporation or other entity which succeeds to or assume the obligations of the Company under this Note.

          1.2 "Conversion Stock" shall mean shares of Common Stock of the Company of the same class of common stock that is registered by the Company pursuant to an Initial Public Offering.

          1.3 "Conversion Price" shall mean the price per share that is the exact middle of the price range stated in the Company's final amended registration statement on Form S-1, Form SB-1 or a similar successor form pertaining to an Initial Public Offering that closes on before the Maturity Date. No conversion shall occur and there is therefore no Conversion Price with respect to an Initial Public Offering that closes after the Maturity Date.

          1.4 "Noteholder," "holder," or similar terms, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

          1.5 "Initial Public Offering" shall mean the closing of a sale of Common Stock pursuant to a registration statement on Form S-1, Form SB-1 or SB-2 (or any similar or successor form) under the Securities Act of 1933, as amended, for an underwritten initial public offering.

          1.6 "Subordination Agreement" shall mean the Subordination Agreement attached hereto as Annex A and incorporated by reference herein.
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     2.  Conversion.
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         2.1  Mandatory Conversion.  This Note and all of the outstanding
              --------------------
principal and accrued and unpaid interest on and under this Note shall be converted into Conversion Stock at the Conversion Price immediately prior to the first closing of an Initial Public Offering before the Maturity Date. For informational purposes, the Company shall provide the Noteholder with written notice (at the most recent address for the Noteholder provided to the Company by the Noteholder in writing) (i) within seven days after it files with the Securities and Exchange Commission any registration statement on Form S-1, Form SB-1 or Form SB-2 (or any similar or successor form) for an Initial Public Offering, and (ii) reasonably promptly following the closing of an Initial Public Offering. Conversion as described in this Section 2.1 shall occur only upon the closing of an Initial Public Offering, provided that (i) upon the closing of an Initial Public Offering, the conversion shall be deemed to have occurred immediately prior to the first closing of such Initial Public Offering, and (ii) as a condition precedent or condition subsequent to conversion (the election between which type of condition shall be the Company's sole election in the Company's sole discretion), the Noteholder must surrender this Note for conversion at the principal office of the Company. Incident to any conversion, the Conversion Stock will have those rights and privileges, and be subject to those restrictions, of the shares of Common Stock as set forth in the Company's Certificate of Incorporation, and the Noteholder will receive the rights and be subject to the obligations applicable to the purchasers of Common Stock, provided that the sale restriction specified in Section 2.5 below shall apply to the Conversion Stock. This
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Note shall not be convertible and shall not be converted into Conversion Stock if there is not an Initial Public Offering on or before the Maturity Date.

          2.2  No Fractional Shares.  No fractional shares will be issued on
               --------------------
conversion of this Note. If on any conversion of this Note a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

          2.3  Reservation of Stock.  Prior to any conversion of this Note
               --------------------
pursuant to Section 2.1 above, the Company will take such corporate action and obtain such government consents and approvals as may, in the reasonable opinion of its counsel, be necessary to authorize the issuance of a sufficient number of shares of Conversion Stock into which this Note is to convert pursuant to
Section 2.1 above.

          2.4  Fully Paid Shares; Certificates.  All shares of Conversion Stock
               -------------------------------
issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable. The certificates representing the shares of Conversion Stock issued upon conversion hereof shall be delivered to the holder against surrender of this Note. The holder, by accepting this Note, undertakes and agrees to accept such shares of Conversion Stock in full satisfaction of the outstanding principal and accrued interest thereon in accordance with the terms of this Note. Anything to the contrary in this Note notwithstanding, the Company's obligation to issue shares of Conversion Stock to any holder of this Note is expressly conditioned upon compliance of such issuance with applicable federal and state securities laws without registration or other qualification thereunder.

          2.5  Restriction on Sale.  Upon and following any conversion pursuant
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to this Section 2, no holder of any Conversion Stock shall effect any sale or distribution of any of the Conversion Stock (which shall include any and all voting securities received by such holder as or in connection with a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the Conversion Stock) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning on the closing of the Initial Public Offering and ending 180 days after such closing. [Ross Note only: Furthermore, the Payee agrees that he shall not effect sales or distributions of the Conversion Stock (which shall include any and all voting securities received by such holder as or in connection with a stock dividend, stock split or other recapitalization or similar distribution on or in respect of such Conversion Stock) or the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, which sales or other distributions would constitute: (a) more than 0% of the Conversion Stock or such other securities prior to the six month anniversary of the issuance of the Conversion Stock; (b) more than 25% of the Conversion Stock or such other securities on or following the six month anniversary of the issuance of the Conversion Stock but prior to the twelve month anniversary of the issuance of the Conversion Stock; (c) more than 50% of the Conversion Stock or such other securities on or following the twelve month anniversary of the issuance of the Conversion Stock but prior to the 24 month anniversary of the issuance of the Conversion Stock; and (d) more than 75% of the Conversion Stock or such other securities on or following the 24 month anniversary of the issuance of the Conversion Stock but prior to the 36 month anniversary of the issuance of the Conversion Stock. On or following the 36 month anniversary of the issuance of the Conversion Stock, such
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restrictions shall no longer apply.] The certificate(s) representing the shares of Conversion Stock issued upon the conversion of this Note shall be legended to reflect such restrictions on sale.

          2.6  No Rights or Liabilities as Shareholder.  This Note does not by
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itself entitle the Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder shall cause such holder to be a shareholder of the Company for any purpose by virtue hereof.

          2.7  No Other Conversion.  The conversion described in this Section 2
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shall constitute the sole methods by which this Note will convert.

     3.   Subordination.  This Note and the indebtedness evidence by this
          -------------
Note are subordinated to the prior payment in full of all or substantially all other indebtedness of the Company pursuant to the terms of a Subordination Agreement in the form attached hereto as Annex A and incorporated herein by
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reference.

     4.   Prepayment.  This Note may be prepaid, in its entirety (including
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the principal sum and interest accrued to the date of payment) without penalty or premium at any time after September 1, 2000; provided that prepayment cannot take place after the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1, Form SB-1 or Form SB-2 (or any similar or successor form) for an Initial Public Offering and for so long as any such registration statement remains pending.

     5.   Usury Savings Clause.  The Company and the Noteholder intend to
          --------------------
comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company's and the Noteholder's express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 5 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Noteholder to the Company), and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

     6.   General Provisions.
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          6.1  Notices.  All notices and other communications required or
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permitted hereunder shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by delivering the same in person to such party or to an officer or agent of such party (or in the case of the Payee by facsimile), as follows:

           (i) If mailed or delivered to the Company, to each of the following, using two separate mailings or deliveries:
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                         DoveBid, Inc.
                         1241 East Hillsdale Blvd.
                         Foster City, CA 94404
                         Attn: Cory Ravid, Chief Financial Officer

                         DoveBid, Inc.
                         1241 East Hillsdale Blvd.
                         Foster City, CA 94404
                         Attn: Anthony Capobianco, General Counsel

               (ii) If mailed, delivered or faxed to the Payee, addressed or faxed to him at the following address or fax number:

                         ______________________________
                         ______________________________
                         ______________________________
                         Fax: __________________________

               with a copy to:

                         Horwood Marcus & Berk Chartered
                         333 West Wacker Drive, Suite 2800
                         Chicago, IL  60606
                         Attn:  Jeffrey A. Hechtman
                         Fax:  (312) 606-3232

          or to such other address (or in the case of the Payee, the fax number) as any party hereto shall specify in writing to the other parties hereto pursuant to this Section 6.1 from time to time. Such notice shall be effective only upon actual receipt.

        6.2 Severability; Headings. In case any provision of this Note shall be
            ----------------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, unless to do so would deprive the Noteholder or the Company of a substantial part of its bargain. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

        6.3 Noteholder Representations and Status. By accepting this Note, the
            -------------------------------------
Payee and any other Noteholder each acknowledges, represents and warrants that
(i) this Note is being acquired for investment, solely for its own account and not as a nominee for any other person or entity, and that it will not offer, sell or otherwise dispose of this Note except as expressly permitted by this Note and under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), and (ii) it is an "accredited investor" with the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

        6.4 Assignment. Neither this Note nor any right or obligation hereunder
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may be assigned or delegated by Payee without the prior written consent of
Company.
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Neither this Note nor any right or obligation hereunder may be assigned or delegated by Company without the prior written consent of Payee, except pursuant to a merger in which Company is a party, or pursuant to a sale or other transfer of substantially all of the assets of Company. Any purported assignment in violation of this paragraph shall be void.

        6.5 Amendment; Waiver. Any provision of this Note may be amended or
            -----------------
modified provision of this Note may be waived only by a writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        6.6 Governing Law. This Note shall be construed and enforced in
            -------------
accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of laws.

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          IN WITNESS WHEREOF, each party has caused this Note to be executed as of the date first set forth above.

                              DOVEBID, INC.


                              By:   /s/ Anthony Capobianco
                                 ------------------------------------
                              Name:   Anthony Capobianco
                              Title:  Vice President and General Counsel


Acknowledged and Agreed to:

      /s/ Philip Pollack
-----------------------------------
Philip Pollack